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               SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported)  June 24, 1999
                                                  _______________

                    Casinovations Incorporated
 ________________________________________________________________
        (Exact name of Registrant as specified in charter)

                              Nevada
 ________________________________________________________________
          (State or other jurisdiction of incorporation)

     000-25855                                   91-1696010
____________________                       ______________________
  (Commission File                             (IRS Employee
      Number)                               Identification No.)

6744 South Spencer Street, Las Vegas, Nevada             89119
___________________________________________________   ___________
(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code (702) 733-7195
                                                   ______________

                          Not Applicable
_________________________________________________________________
  (Former name or former address, if changed since last report)

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ITEM 5.   OTHER EVENTS

      On June 24, 1999, Casinovations Incorporated, a Nevada corporation (the "Company"), distributed to all of its stockholders of record a letter entitled, Stockholder Update, in which the Company provided an update as to certain matters concerning the Company, including, without limitation, appointments to the Company's Board of Directors, appointment of Timothy Leybold as the Company's Chief Financial Officer, manufacturing, sales and service, financial condition, product development and market for the Company's common stock.

      The aforementioned summary is not intended to be exhaustive and is subject to, and qualified in its entirety by, reference to the Stockholder Update, a copy of which is attached hereto as
Exhibit 99.1.

     The Stockholder Update contains statements that may be considered forward-looking statements within the meaning of
Section  27a  of  the  Securities Act of 1933,  as  amended,  and
Section 21e of the Securities Exchange Act of 1934, as amended, such as statements relating to future prospects and liquidity requirements of the Company. The forward looking statements include those with respect to future working capital requirements, acceleration of manufacturing capabilities, continued development of the company's products, future sales of the Company's products, market maker activities and other statements regarding events or conditions which have not yet taken place. Such forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ from those expressed in any forward-looking statements made herein. Those risks and uncertainties include, but are not limited to, risks relating to gaming regulations (including actions affecting licensing), leverage and debt service (including sensitivity to fluctuations in interest rates), domestic or global economic conditions and changes in federal or state tax laws or the administration of such laws.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

      (a)  Financial Statements of Businesses Acquired.

           Not Applicable.

      (b)  Pro Forma Financial Information.

           Not Applicable.

      (c)  Exhibits.

           99.1  Stockholder Update dated June 24, 1999.

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                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 CASINOVATIONS  INCORPORATED
                                           (Registrant)

Date:  July 12, 1999             By:  /s/ Steven J. Blad
                                    -----------------------------
                                      Steven J. Blad
                                      President and Chief
                                      Executive Officer

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                          EXHIBIT INDEX


EXHIBIT                    DESCRIPTION                    PAGE
NUMBER                     -----------                   NUMBER
-------                                                  ------

99.1     Stockholder Update dated June 24, 1999.            5